UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2005

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

400 W. Illinois, Suite 800
Midland, Texas		79701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2005, Basic Energy Services, Inc. (the “Company”) and the holders of options to purchase shares of the Company’s common stock (the “Optionees”) amended the grant agreements relating to such options.  The amendment eliminates the Optionees’ ability to receive a cash payment from the Company for the value of such Optionees’ appreciated stock options without the consent of the Company’s Board of Directors in the event of a change in control of the Company.  The amendment was made to eliminate the requirement to record a liability related to the affected options as of January 1, 2006, based on the requirements of Statement of Financial Accounting Standards (SFAS) No. 123R, “Share-Based Payment”.  SFAS 123R requires that the fair value of options be recognized as a liability whenever a company can be required under any circumstances to settle options by transferring cash or other assets.  The form of Amendment to Nonqualified Stock Option Agreement is attached hereto as Exhibit 10.1.

Item 3.03 Material Modification to Rights of Security Holders.

The response in Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 7.01 Regulation FD Disclosure.

On January 3, 2006, Basic Energy Services, Inc. issued a press release announcing that it had signed a letter of intent, subject to the negotiation and execution of a definitive agreement, to acquire substantially all of the assets of G&L Tool, Ltd.  A copy of the press release is attached hereto as Exhibit 99.1.

The information disclosed in this Item 7.01 and the corresponding exhibit are being furnished solely to comply with Regulation FD and are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act.  By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Amendment to Nonqualified Stock Option Agreement, dated as of December 31, 2005, by and between Basic Energy Services, Inc. and the optionees party thereto.
99.1	Press release issued January 3, 2006 by Basic Energy Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: January 3, 2006	By:	/s/ Alan Krenek
Alan Krenek
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amendment to Nonqualified Stock Option Agreement, dated as of December 31, 2005, by and between Basic Energy Services, Inc. and the optionees party thereto.
99.1	Press release issued January 3, 2006 by Basic Energy Services, Inc.